Exhibit 99.1

grant thornton llp	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660
D +1 949 553 1600 F +1 949 553 0168

Board of Directors and Management of Oregon Community Credit Union, OCCU Auto Receivables Trust 2023-1, Stifel Financial Corp. and BofA Securities, Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of Oregon Community Credit Union’s (the “Company”) automobile receivables as of August 22, 2023 (the “Subject Matter”) related to OCCU Auto Receivables Trust 2023-1 (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Stifel Financial Corp. (“Stifel”) and BofA Securities, Inc. (“BofA” and together with the Company, Issuer and Stifel, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the automobile receivables and our findings are as described herein.

For the purposes of our procedures, we were instructed by the Company that:

(i)	differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.
(ii)	differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.
(iii)	differences in the “Original Term to maturity” characteristic that are less than or equal to 2 months were deemed to be in agreement.
(iv)	differences in the “Origination Date” characteristic that are less than or equal to 60 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Loan Agreement, Finance Agreement or Automobile Contract, Loan Funding Checklist, Credit Report, Title and Registration Application, Credit Application, Insurance Coverage Disclosure, Driver’s License (collectively, the “Credit File”), Title Certificates, Make and Model Mapping files, Vehicle Type Mapping file and Funding Screenshots.

Due diligence agreed-upon procedures

A. Data Tape Agreed Upon Procedures

On August 28, 2023, and with updates through September 7, 2023, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the automobile receivables (the " Automobile Receivables") included in the Securitization Transaction. We performed the procedures indicated below on the Automobile Receivables.

Grant Thornton selected, on a random basis, 125 Automobile Receivables (the “Sample Receivables”). The Company provided to us information pertaining to those receivables in the Data File. For each of the Sample Receivables, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the "Source Documents").

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Vehicle Identification Number (“VIN”)	Credit File
2	Origination Date	Credit File
3	Original Amount Financed	Credit File
4	Original term to maturity	Credit File, Loan Funding Checklist, Funding Screenshot
5	Original Annual percentage rate (“APR”)	Credit File, Loan Funding Checklist

6	Model Type	Credit File
7	Vehicle Make	Credit File, Vehicle Type Dealer Mapping file, Make and Model mapping files
8	Vehicle Model	Credit File, Vehicle Type Dealer Mapping file, Make and Model mapping files
9	Vehicle Model Year	Credit File
10	Original monthly P&I payment	Credit File
11	Borrower State	Credit File
12	Borrower FICO Score	Credit File

For Characteristic 4, “Original Term to Maturity”, we were instructed by the Company that for those Sample Receivables where the Original Term to Maturity in the Data File does not match the “Original Term to Maturity” in the loan contract in the Source Documents, to perform the following additional procedure:

-	compare the Original Term to Maturity set forth in the Data File to the Loan Term (months) field in the Selections’ Loan Funding Checklist contained within the Source Documents.
-	compare the Original Term to Maturity set forth in the Data file to the Loan Term (months) field in the Selections’ Funding Screenshot.

For Characteristic 5, “Original Annual Percentage Rate (“APR”)”, we were instructed by the Company that for those Sample Receivables where the Original Annual Percentage Rate (“APR”) in the Data File does not match the Original Annual Percentage Rate (“APR”) in the loan contract in the Source Documents, to perform the following additional procedure:

-	compare the Original Annual Percentage Rate (“APR”) set forth in the Data File to the “OCCU” rate as identified on the Loan Funding Checklist page contained within the Source Documents.

For Characteristic 6, “Vehicle Type ” we were instructed by the Company that for those Sample Receivables whose Model Year is more than 1 year prior to the year of the Loan Origination Date, the Vehicle Type is “Used”, and for those Sample Receivables whose Model Year is within 1 year of the year of the Loan Origination Date, the Vehicle Type is “New”.

For Characteristics 7 and 8, we were instructed by the Company that for those Sample Receivables where the Vehicle Model or Vehicle Make in the Data File does not match the Vehicle Model or Vehicle Make in the Loan Contract in the Source Documents, to perform the following additional procedure:

-	compare the Vehicle Model or Vehicle Make in the Data File to the Vehicle Model or Vehicle Make table in the Vehicle Type Dealer Mapping file and Make and Model Mapping files contained within the Source Documents.

For Characteristic 11, the Company has advised us that the “State” characteristic reflects the current address of a customer. For those Sample Receivables where a customer has moved and the current State in which they live is different from the State reflected in the Instalment Sales Contract, the Company has instructed us to perform the following additional procedure:

-	compare the State set forth in the Data File to the “State” in the Driver’s License in the Credit File.

For Characteristic 12, “Borrower FICO Score”, we were instructed by the Company to use the VantageScore in the Data File and that for those Sample Receivables that had more than one Borrower, to compare the Borrower FICO Score in the Data File to the higher VantageScore in the Source Documents.

For Characteristics 1 through 12, we compared and agreed the information to the Source Documents.

We noted no discrepancies between the Data File and the Source Documents.

B. Documentation Agreed Upon Procedures

For each of the Sample Receivables, Grant Thornton observed the existence of the following documentation:

-	a Title Certificate or Application for Title;
-	the security interest of the Company or Oregon Community Credit Union is indicated on a Title Certificate;
-	a Credit Application;
-	a Credit Report for the borrower and co-borrower (if applicable); and
-	a Truth-in-Lending Disclosure Statement; and the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

We noted no discrepancies in documentation.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	Addressing the value of collateral securing any such assets being securitized;
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;
•	Forming any conclusions; and
•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ grant thornton llp

Newport Beach, California
September 8, 2023